                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Transnational Re Corporation
         -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                 August 23, 1996
         -------------------------------------------------------------
                Date of Report (Date of earliest event reported)

         Delaware                      0-22376                  13-3731572
- --------------------------------------------------------------------------------
 (State or other juris-              (Commission             (I.R.S. Employer
diction of incorporation)            File Number)            Identification No.)

             399 Thornall Street, Fourteenth Floor, Edison, NJ 08837
         -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (908) 906-8100
         -------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5. Other Events.

                  On August 23, 1996 Transnational Re Corporation (the "Company") announced that an agreement in principle was reached to settle the putative class action lawsuit filed in the Court of Chancery of the State of Delaware on May 15, 1996, in connection with the proposed merger of the Company with and into PXRE Corporation. The agreement in principle is subject to the execution of mutually satisfactory settlement documentation, confirmatory discovery, Court approval and other conditions.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.

            Number                    Exhibit

              99                      Press Release, dated August 23, 1996.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TRANSNATIONAL RE CORPORATION

Dated:  August 26, 1996                             By: /s/ F. Sedgwick Browne
                                                        -----------------------
                                                    F. Sedgwick Browne
                                                    Secretary

                                  EXHIBIT INDEX

Exhibit No.           Exhibit                                               Page

99                    Press Release, dated August 23, 1996.